                               CIT RV TRUST 1997-A
                            Cutoff Date: Dec 31, 2004

   The percentages and balances set forth in each of the following tables may not total due to rounding.

                    Geographic Distribution of Contracts (1)

                                      % of Contract                              % of Contract
                    Number of        Pool by Number     Aggregate Principal    Pool by Principal
                 Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
State              Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
-----            ---------------   ------------------   -------------------   -------------------
Alabama                  27                0.85%           $   706,188.87             1.03%
Alaska                    5                0.16%           $   146,528.77             0.21%
Arizona                 152                4.81%           $ 3,601,833.92             5.25%
Arkansas                 75                2.37%           $ 1,242,091.52             1.81%
California              486               15.37%           $10,177,833.32            14.83%
Colorado                 71                2.25%           $ 1,608,334.70             2.34%
Connecticut              38                1.20%           $   517,108.07             0.75%
Delaware                  2                0.06%           $    26,845.95             0.04%
Florida                 224                7.09%           $ 5,334,978.54             7.77%
Georgia                  95                3.01%           $ 2,179,181.29             3.17%
Hawaii                    2                0.06%           $    42,417.46             0.06%
Idaho                    20                0.63%           $   528,016.19             0.77%
Illinois                 85                2.69%           $ 1,906,578.11             2.78%
Indiana                  27                0.85%           $   918,038.52             1.34%
Iowa                      6                0.19%           $   143,634.65             0.21%
Kansas                   50                1.58%           $   956,265.70             1.39%
Kentucky                 11                0.35%           $   307,276.19             0.45%
Louisiana                45                1.42%           $ 1,179,402.52             1.72%
Maine                    13                0.41%           $   229,380.99             0.33%
Maryland                 37                1.17%           $   577,620.43             0.84%
Massachusetts            50                1.58%           $   862,050.69             1.26%
Michigan                 12                0.38%           $   437,766.95             0.64%
Minnesota                 9                0.28%           $   149,592.27             0.22%
Mississippi              22                0.70%           $   580,795.00             0.85%
Missouri                 98                3.10%           $ 1,799,952.14             2.62%
Montana                   9                0.28%           $   160,165.17             0.23%
Nebraska                  6                0.19%           $   165,502.31             0.24%
Nevada                   66                2.09%           $ 1,679,914.64             2.45%
New Hampshire            22                0.70%           $   395,298.52             0.58%
New Jersery              30                0.95%           $   721,376.71             1.05%
New Mexico               27                0.85%           $   590,154.47             0.86%
New York                 88                2.78%           $ 1,592,088.28             2.32%
North Carolina           65                2.06%           $ 1,201,303.67             1.75%
North Dakota              1                0.03%           $    30,269.53             0.04%
Ohio                     20                0.63%           $   782,979.32             1.14%
Oklahoma                154                4.87%           $ 2,893,404.87             4.22%
Oregon                   95                3.01%           $ 1,975,669.92             2.88%
Pennsylvania             41                1.30%           $ 1,024,813.58             1.49%
Puerto Rico               1                0.03%           $    20,233.31             0.03%
Rhode Island             13                0.41%           $   272,588.45             0.40%
South Carolina           47                1.49%           $   796,095.68             1.16%
South Dakota              5                0.16%           $   143,611.02             0.21%
Tennessee                33                1.04%           $ 1,031,661.07             1.50%
Texas                   554               17.53%           $11,587,551.64            16.88%
Utah                     11                0.35%           $   149,946.23             0.22%
Vermont                   4                0.13%           $    63,010.22             0.09%
Virginia                 16                0.51%           $   709,417.35             1.03%
Washington              161                5.09%           $ 3,854,883.91             5.62%
West Virginia            10                0.32%           $   217,062.65             0.32%
Wisconsin                13                0.41%           $   311,796.21             0.45%
Wyoming                   5                0.16%           $    92,622.53             0.13%
Other (2)                 2                0.06%                   20,593             0.03%
                      -----              ------            --------------           ------
                      3,161              100.00%           $   68,643,727           100.00%
                      =====              ======            ==============           ======

----------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.

(2)  Generally includes foreign address locations

                             Range of Contract Rates
          Cutoff Date: Dec 31, 2004

                                          % of Contract                              % of Contract
                        Number of        Pool by Number     Aggregate Principal    Pool by Principal
Range of             Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Contract Rates         Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
--------------       ---------------   ------------------   -------------------   -------------------
0.00%  - 7.74% (1)            4                0.13%            $   113,901               0.17%
7.75%  - 7.99%               10                0.32%            $   652,308               0.95%
8.00%  - 8.99%              355               11.23%            $15,618,347              22.75%
9.00%  - 9.99%              896               28.35%            $23,894,983              34.81%
10.00% - 10.99%             906               28.66%            $15,434,247              22.48%
11.00% - 11.99%             480               15.19%            $ 6,422,784               9.36%
12.00% - 12.99%             324               10.25%            $ 4,119,022               6.00%
13.00% - 13.99%             138                4.37%            $ 1,947,478               2.84%
14.00% - 14.99%              39                1.23%            $   390,955               0.57%
15.00% - 15.99%               6                0.19%            $    33,346               0.05%
16.00% - 16.99%               2                0.06%            $    14,801               0.02%
17.00% - 17.99%               1                0.03%            $     1,555               0.00%
                          -----              ------             -----------             ------
                          3,161              100.00%            $68,643,727             100.00%
                          =====              ======             ===========             ======

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.

                          Range of Remaining Maturities

                                            % of Contract                              % of Contract
                          Number of        Pool by Number     Aggregate Principal    Pool by Principal
Range of Remaining     Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Maturities in Months     Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
--------------------   ---------------   ------------------   -------------------   -------------------
  0 -  12 months              117                3.70%            $   175,178               0.26%
 13 -  24 months               95                3.01%            $   485,275               0.71%
 25 -  36 months              547               17.30%            $ 3,528,757               5.14%
 37 -  48 months              146                4.62%            $ 1,480,064               2.16%
 49 -  60 months              819               25.91%            $ 8,889,321              12.95%
 61 -  72 months               83                2.63%            $ 1,259,915               1.84%
 73 -  84 months              165                5.22%            $ 4,828,739               7.03%
 85 -  96 months             1018               32.20%            $36,765,183              53.56%
 97 - 108 months              109                3.45%            $ 5,079,570               7.40%
109 - 120 months               13                0.41%            $   780,513               1.14%
121 - 132 months                2                0.06%            $   255,147               0.37%
133 - 144 months                4                0.13%            $   388,337               0.57%
145 - 156 months               43                1.36%            $ 4,727,727               6.89%
                            -----              ------             -----------             ------
                            3,161              100.00%            $68,643,727             100.00%
                            =====              ======             ===========             ======

                          Collateral Type Distribution
          Cutoff Date: Dec 31, 2004

                                      % of Contract                               % of Contract
                     Number of        Pool by Number     Aggregate Principal    Pool by Principal
                  Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Collateral Type     Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
---------------   ---------------   ------------------   -------------------   -------------------
Motor Homes             1485               46.98%            $49,793,402              72.54%
Fifth Wheel              696               22.02%            $10,515,759              15.32%
Travel Trailer           901               28.50%            $ 7,687,495              11.20%
Other                     79                2.50%            $   647,071               0.94%
                       -----              ------             -----------             ------
Total                  3,161              100.00%            $68,643,727             100.00%
                       =====              ======             ===========             ======

                         Delinquency Status Distribution

                                                                  % of Contract                              % of Contract
                                                Number of        Pool by Number     Aggregate Principal    Pool by Principal
                                             Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
Delinquency Status                             Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
------------------                           ---------------   ------------------   -------------------   -------------------
Current, including 1 to 29 days delinquent         2676               84.66%            $55,426,765              80.75%
30 to 59 days                                        82                2.59%            $ 1,917,683               2.79%
60 to 89 days                                        39                1.23%            $   799,415               1.16%
90 to 119 days                                       40                1.27%            $   992,093               1.45%
120 to 149 days                                      27                0.85%            $   736,754               1.07%
150 to 179 days                                      15                0.47%            $   340,463               0.50%
180+ days                                            95                3.01%            $ 2,082,585               3.03%
Repossession Status                                 187                5.92%            $ 6,347,968               9.25%
                                                  -----              ------             -----------             ------
                                                  3,161              100.00%            $68,643,727             100.00%
                                                  =====              ======             ===========             ======

                     Range of Principal Balance Outstanding
          Cutoff Date: Dec 31, 2004

                   Total          Minimum         Maximum         Average
Principal      Balance as of   Balance as of   Balance as of   Balance as of
Balance Type    Cut-off Date    Cut-off Date    Cut-off Date    Cut-off Date
------------   -------------   -------------   -------------   -------------
Original         109,559,670       $5,018         $476,568        $34,660
Current         $ 68,643,727       $    0         $316,960        $21,716

                      New vs. Used Collateral Distribution

                                    % of Contract                              % of Contract
                  Number of        Pool by Number     Aggregate Principal    Pool by Principal
               Contracts as of   of Contracts as of   Balance Outstanding   Balance Outstanding
New vs. Used     Cut-off Date       Cut-off Date       as of Cut-off Date    as of Cut-off Date
------------   ---------------   ------------------   -------------------   -------------------
New                 1,978               62.58%            $46,153,472              67.24%
Used                1,183               37.42%            $22,490,254              32.76%
                    -----              ------             -----------             ------
                    3,161              100.00%            $68,643,727             100.00%
                    =====              ======             ===========             ======

                             Range of Credit Scores

               Minimum as of      Maximum as of    Weighted Average as of
Score Type   Origination Date   Origination Date      Origination Date
----------   ----------------   ----------------   ----------------------
FICO                466                819                   656
Custom               80                304                   189

               Minimum, Maximum and Weighted Average Distribution

                    Minimum as of   Maximum as of   Weighted Average as of
Distribution Type    Cut-off Date    Cut-off Date        Cut-off Date
-----------------   -------------   -------------   ----------------------
Contract Rate               1.00%          17.00%              9.11%
Original Term           60 months      240 months         175 months
Current Term             0 months      156 months          86 months